UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): September 14, 2006


                              GPS INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)


                                     Nevada
                            (State of Incorporation)


                    000-30104                     88-0350120
          (Commission File Number)     (I.R.S. Employer Identification No.)


        #214, 5500 - 152nd Street, Surrey, BC Canada         V3S 5J9
         (Address of Principal Executive Offices)          (Zip Code)


                                 (604) 576-7442
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).

ITEM 8.01        Other Events.

         On September 14, 2006, GPS Industries, Inc. issued a press release announcing that it has entered into a memorandum of understanding with an affiliate of a large investment group located in Dubai for a US$10M private placement for the Company's Preferred Stock. Completion of the private placement is subject to confirmatory due diligence and final documentation. A copy of the Company's press release is being filed with this report as Exhibit 99.1.

ITEM 9.01        Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable

(c) Exhibit:

99.1 Press release dated September 14, 2006



                                  Exhibit Index



Exhibit No.             Description
---------------------   -------------------------------------------------
99.1                    Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 14th day of September, 2006.


                                              By: /s/ Robert C. Silzer, Sr.
                                                  ---------------------------
                                                  Robert C. Silzer, Sr.
                                                  Chief Executive Officer